SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 12, 1996
                                                  ------------------


                          The CIT Group Holdings, Inc.
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         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
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 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code (212) 536-1950
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(Former name or former address, if changed since last report)



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Item 5.  Other Events.
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         Commencing with the second quarter dividend, the dividend policy of the
Corporation was changed to require the payment of dividends by the Corporation of 30% of net operating earnings on a quarterly basis. Such dividends are paid to the shareholders of the Corporation, The Dai-Ichi Kangyo Bank, Limited (80% common stock interest) and CBC Holding (Delaware) Inc., a subsidiary of The Chase Manhattan Corporation (20% common stock interest), based upon their respective stock ownership in the Corporation. The Corporation previously operated under a policy requiring the payment of dividends by the Corporation of 50% of net operating earnings on a quarterly basis.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
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                                             (Registrant)


                                      By /s/ JOSEPH M. LEONE
                                        ----------------------------
                                        Joseph M. Leone
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  April 16, 1996